UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 31, 2004
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                         333-116509              52-1972128
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)



7430 New Technology Way, Frederick, Maryland                        21703
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Address of principal executive offices                            (Zip Code)



Registrant's Telephone Number, including area code        (301) 846-8881
                                                    ----------------------------



                7485 New Horizon Way, Frederick, Maryland 21703
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

(c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------------                   --------------------------------------------
      (99)                          Collateral Term Sheets prepared by Wells
                                    Fargo Asset Securities Corporation in
                                    connection with Wells Fargo Asset Securities
                                    Corporation, Mortgage Pass-Through
                                    Certificates, Series 2004-V

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


August 31, 2004

                                   By:  /s/ Bradley A. Davis
                                        -----------------------------------
                                        Bradley A. Davis
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Collateral Term Sheets                         E
                        prepared by Wells Fargo Asset
                        Securities Corporation. in connection
                        with Wells Fargo Asset Securities
                        Corporation, Mortgage Pass-Through
                        Certificates, Series 2004-V